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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               JANUARY 11, 1998

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                          COBBLESTONE HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                                              33-0597600
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)


    3702 VIA DE LA VALLE, SUITE 202                               92014
         DEL MAR, CALIFORNIA                                    (Zip Code)
(Address of principal executive offices)


                                (619) 794-2602
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5.   Other Events

          On January 11, 1998, Meditrust Corporation ("Reitco"), Meditrust Operating Company ("Opco") and Cobblestone Holdings, Inc. (the "Registrant") announced that they have entered into an Agreement and Plan of Merger, dated as of January 11, 1998 (the "Merger Agreement"), pursuant to which the Registrant will merge with and into Reitco (the "Merger"). Under the terms of the Merger Agreement, Reitco will acquire all of the outstanding common stock of the Registrant for paired shares of Reitco and Opco and all of the outstanding preferred stock of the Registrant for paired shares of Reitco and Opco and/or cash, at Reitco's option. The number of paired shares of Reitco and Opco to be issued in exchange for each outstanding share of common and preferred stock of the Registrant are subject to calculation and adjustment in the manner described in the Merger Agreement.

          In connection with the Merger Agreement, Reitco, Opco and certain shareholders of the Registrant also have entered into a Shareholders Agreement (the "Shareholders Agreement") pursuant to which, among other things, such shareholders agreed to vote in favor of the Merger and will have certain registration rights with respect to the shares that they will receive in the Merger.

          On January 13, 1998, the Registrant commenced an offer to purchase and consent solicitation with respect to its 13 1/2% Zero-Coupon Notes due 2004 and Cobblestone Golf Group, Inc., a subsidiary of the Registrant, commenced an offer to purchase and consent solicitation with respect to its 11 1/2% Senior Notes Due 2003 (the "Tender Offers").

          On January 12, 1998, the Registrant issued two press releases announcing the execution of the Merger Agreement and on January 13, 1998, the Registrant and Cobblestone Golf Group, Inc. issued a press release announcing the Tender Offers. The Merger Agreement, the Shareholders Agreement and the press releases are filed as exhibits hereto and are incorporated by reference herein.


ITEM 7.   Financial Statements and Exhibits

   (c)    Exhibits.

   2.1 Agreement and Plan of Merger, dated as of January 11, 1998, by and among Meditrust Corporation, Meditrust Operating Company and Cobblestone Holdings, Inc.

  10.1 Shareholders Agreement, dated as of January 11, 1998, by and among Meditrust Corporation, Meditrust Operating Company and the shareholders of Cobblestone Holdings, Inc. listed on the signature pages thereto.

  99.1    Press Release, dated January 12, 1998, issued by Cobblestone Holdings,
          Inc.

  99.2    Press Release, dated January 12, 1998, issued by Cobblestone Holdings,
          Inc.

  99.3 Press Release, dated January 13, 1998, issued by Cobblestone Holdings, Inc. and Cobblestone Golf Group, Inc.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            COBBLESTONE HOLDINGS, INC.


                            /s/ Stefan Karnavas
                            ------------------------------------------
                            Stefan Karnavas
                            Vice President and Chief Financial Officer

Dated:     January 15, 1998
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                                 EXHIBIT INDEX

   Exhibit
   Number                                  Description
   ------                                  -----------
    2.1 Agreement and Plan of Merger, dated as of January 11, 1998, by and among Meditrust Corporation, Meditrust Operating Company and Cobblestone Holdings, Inc.

   10.1 Shareholders Agreement, dated as of January 11, 1998, by and among Meditrust Corporation, Meditrust Operating Company and the shareholders of Cobblestone Holdings, Inc. listed on the signature pages thereto.

   99.1 Press Release, dated January 12, 1998, issued by Cobblestone Holdings, Inc.

   99.2 Press Release, dated January 12, 1998, issued by Cobblestone Holdings, Inc.

   99.3 Press Release, dated January 13, 1998, issued by Cobblestone Holdings, Inc. and Cobblestone Golf Group, Inc.